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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                October 27, 1999



                          COYOTE NETWORK SYSTEMS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     1-5486                    36-2448698
----------------------------    -----------------------     --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



               4360 Park Terrace Drive Westlake Village, CA 91361
               --------------------------------------------------
                     Address of principal executive offices


                                 (818) 735-7600
                      ------------------------------------
                         Registrant's Telephone Number,
                               Including area code




================================================================================

By Current Report on Form 8-K, dated October 27, 1999 and filed with the Securities Exchange Commission on November 12, 1999 (the "Original Form 8-K"), Coyote Network Systems, Inc. (the "Company") reported the sale of its approximately 80% membership interest in Coyote Gateway, LLC (d/b/a American Gateway Telecommunications, "AGT") to AGT's remaining member, American Gateway Telecommunications, Inc. The disclosure in the Original Form 8-K under the caption "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated in its entirety as follows:


Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired: Not applicable.

          (b)  Pro Forma Financial Information:

               The following unaudited pro forma condensed consolidated financial information is filed with this report:

               Pro Forma Condensed Consolidated Balance Sheet at June 30, 1999;

               Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended March 31, 1999 and for the three months ended June 30, 1999.

          (c)  Exhibits

               (2) Purchase  Agreement,  dated September 30, 1999, among the
                   Company, AGTI, AGT, PVC, PFC and Salinas.*


*  Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 10, 2000          COYOTE NETWORK SYSTEMS, INC.


                                   By:  /s/ Brian A. Robson
                                        -------------------------------------
                                        Brian A. Robson
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary

                  COYOTE NETWORK SYSTEMS, INC. AND SUBSIDIARIES

                         PRO-FORMA FINANCIAL INFORMATION
         Pro-Forma Condensed Consolidated Balance Sheet at June 30, 1999
                                    Unaudited
                             (Dollars in Thousands)

                                                                                          Pro-Forma
                                    Assets                              Historical       Adjustments      Pro-Forma
Current assets:                                                         ----------       -----------      ---------
     Cash and cash equivalents                                           $   1,344        $    (4)        $   1,340
     Receivables, net                                                       17,632            833            18,465
     Inventories                                                             1,642          ---               1,642
     Notes receivable - current                                              2,367          ---               2,367
     Other current assets                                                    4,601         (3,055)            1,546
                                                                         ---------        --------        ---------
         Total current assets                                               27,586         (2,226)           25,360

Property and equipment, net                                                  9,074         (1,972)            7,102
Capitalized software development                                             1,941          ---               1,941
Intangible assets, net                                                       5,562           (118)            5,444
Other assets                                                                 3,075          ---               3,075
                                                                         ---------        -------         ---------
                                                                         $  47,238        $(4,316)        $  42,922
                                                                         =========        ========        =========

                     Liabilities and Shareholders' Equity
Current liabilities:
     Lines of credit                                                     $     777        $ ---           $     777
     Accounts payable                                                        8,149           (537)            7,612
     Deferred revenue and customer deposits                                 12,164          ---              12,164
     Other accrued liabilities                                               3,652           (139)            3,513
     Current portion of long-term debt and capital lease obligations         1,147          ---               1,147
                                                                         ---------        -------         ---------
         Total current liabilities                                       $  25,889        $  (676)        $  25,213

Notes payable                                                                9,049         (9,049)            ---
Other liabilities                                                            3,671          ---               3,671

Shareholders' equity:
     Preferred stock - $.01 par value:  authorized 5,000,000 shares;
       issued 600 shares, liquidation preference of $10,000 per share        6,000          ---               6,000
     Common stock - $1 par value:  authorized 30,000,000 shares,
         issued 13,290,042 shares                                           13,290          ---              13,290
     Additional paid-in capital                                            114,852          ---             114,852
     Accumulated deficit                                                  (119,756)         5,409          (114,347)
     Treasury stock at cost                                                 (5,757)         ---              (5,757)
                                                                         ---------        -------         ----------
         Total shareholders' equity                                          8,629          5,409            14,038
                                                                         ---------        -------         ---------

                                                                         $  47,238        $(4,316)        $  42,922
                                                                         =========        ========        =========

Explanatory Note:

The above pro-forma adjustments have been made to reflect the impact of removing all of the assets and liabilities of Coyote Gateway, LLC as at June 30, 1999.

                  COYOTE NETWORK SYSTEMS, INC. AND SUBSIDIARIES

                         PRO-FORMA FINANCIAL INFORMATION
            Pro-Forma Condensed Consolidated Statements of Operations
                    for the Three Months Ended June 30, 1999
                                    Unaudited
                    (In Thousands, Except Per Share Amounts)

                                                                                 Pro-Forma
                                                                 Historical     Adjustments    Pro-Forma
                                                                 ----------     -----------    ---------
Net sales                                                         $10,405         $  (83)       $10,322
Cost of goods sold                                                  7,302           (189)         7,113
                                                                  -------         -------       -------
     Gross profit                                                   3,103            106          3,209
                                                                  -------         ------        -------

Selling and administrative expenses                                 4,080           (440)         3,640
Engineering, research and development                               2,220           ---           2,220
                                                                  -------         -------       -------

     Total operating expenses                                       6,300           (440)         5,860
                                                                  -------         -------       -------

Operating income (loss)                                            (3,197)           546         (2,651)

Interest expense                                                     (352)           275            (77)
Non-operating income (expense)                                        105           ---             105
                                                                  -------         ------        -------
Income (loss) from continuing operations                           (3,444)           821         (2,623)

Loss from discontinued operations                                    (310)          ---            (310)
                                                                  --------        ------        --------

     Net income (loss)                                            $(3,754)        $  821        $(2,933)
                                                                  ========        ======        ========

Income (loss) per common share - basic and diluted:
     Continuing operations                                        $  (.31)        $  .08        $   .23
     Discontinued operations                                         (.03)          ---            (.03)
                                                                  --------        ------        --------
     Net income (loss) per common share - basic                   $  (.34)        $  .08        $  (.26)
                                                                  ========        ======        ========


Weighted average number of common shares outstanding:
     Basic and diluted                                             11,207         11,207         11,207

Explanatory Note:

The above pro-forma adjustments reflect the reversal of all income and expense transactions of Coyote Gateway, LLC during the three months ended June 30, 1999.

                  COYOTE NETWORK SYSTEMS, INC. AND SUBSIDIARIES

                         PRO-FORMA FINANCIAL INFORMATION
            Pro-Forma Condensed Consolidated Statements of Operations
                    for the Fiscal Year Ended March 31, 1999
                                    Unaudited
                    (In Thousands, Except Per Share Amounts)

                                                                                     Pro-Forma
                                                                      Historical    Adjustments    Pro-Forma
                                                                      ----------    -----------    ---------
Net sales                                                              $ 43,318      $(2,779)       $40,539
Cost of goods sold                                                       28,748       (3,031)        25,717
                                                                       --------      --------       -------
     Gross profit                                                        14,570          252         14,822
                                                                       --------      -------        -------

Selling and administrative expenses                                      17,404       (2,880)        14,524
Engineering, research and development                                     9,546         ---           9,546
                                                                       --------      -------        -------

     Total operating expenses                                            26,950       (2,880)        24,070
                                                                       --------      --------       -------

Operating income (loss)                                                 (12,380)       3,132         (9,248)

Interest expense                                                         (1,893)       1,480           (413)
Non-operating income (expense)                                              430          772          1,202
                                                                       --------      -------        -------
Income (loss) from continuing operations                                (13,843)       5,384         (8,459)

Loss from discontinued operations                                          (900)        ---            (900)
                                                                       ---------     -------        --------

     Net income (loss)                                                 $(14,743)     $ 5,384        $(9,359)
                                                                       =========     =======        ========

Income (loss) per common share - basic and diluted:
     Continuing operations                                             $  (1.41)     $  0.55        $ (0.86)
     Discontinued operations                                              (0.09)        ---           (0.09)
                                                                       ---------     -------        --------
     Net income (loss) per common share - basic and diluted            $  (1.50)     $  0.55        $ (0.95)
                                                                       =========     =======        ========

Weighted average number of common shares outstanding:
     Basic and diluted                                                    9,814        9,814          9,814


Explanatory Note:

The above pro-forma adjustments reflect the reversal of all income and expense transactions of Coyote Gateway, LLC during the fiscal year ended March 31, 1999.

                                Index to Exhibits
                                -----------------

Exhibit No.       Description
-----------       -----------

   *(2) Purchase Agreement, dated September 30, 1999, among the Company, AGTI, AGT, PVC, PFC and Salinas.


*   Previously filed.